UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2007
                                                --------------------------------

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)


  JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., Nomura Credit & Capital Inc., Eurohypo AG, New York Branch and Natixis Real Estate Capital Inc.
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             (Exact name of sponsors as specified in their charters)

        New York              333-140804-03                  13-3789046
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(State or other          (Commission File Number    (IRS Employer Identification
jurisdiction of             of issuing entity)            No. of depositor)
depositor)

            270 Park Avenue
            New York, New York                                    10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 834-9280
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On July 5, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, LaSalle Bank National Association., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11 (the "Certificates"). The Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $5,001,325,000 were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Natixis Securities North America, Inc. and Commerzbank Capital Markets Corp. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 28, 2007, by and among the Company and the Underwriters.

      On June 28, 2007, the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc. and UBS Securities LLC, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated as of June 28, 2007, by and between the Depositor and J.P. Morgan Securities Inc., as representative of itself and UBS Securities LLC. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association, UBS Real Estate Securities Inc., Nomura Credit & Capital, Inc., Natixis Real Estate Capital Inc. and Eurohypo AG, New York Branch.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 28, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC, Commerzbank Capital Markets Corp. and Natixis Securities North American Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC., as special servicer and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2007 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between UBS Real Estate Securities Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Natixis Real Estate Capital, Natixis Commercial Mortgage Funding , LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Natixis Real Estate Capital and Natixis Commercial Mortgage Loan Funding, LLC.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, among AIG Mortgage Capital, LLC, SOME II, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.7 ISDA Master Agreement relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11.

Exhibit 10.8 Schedule to the ISDA Master Agreement relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11.

Exhibit 10.9 Confirmation to the ISDA Master Agreement relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2007                     J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By: /s/ Emanuel A. Chrysoulakis
                                          --------------------------------------
                                          Name: Emanuel A. Chrysoulakis
                                          Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------
1                Underwriting Agreement, dated as of June              (E)
                 28, 2007, by and among J.P. Morgan Chase
                 Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS
                 Securities LLC, Commerzbank Capital Markets
                 Corp., and Natixis Securities North America
                 Inc., as underwriters.

4                Pooling and Servicing Agreement, dated as             (E)
                 of July 1, 2007, by and among J.P. Morgan
                 Chase Commercial Mortgage Securities Corp., as depositor, Wachovia Bank, National
                 Association, as master servicer, CWCapital
                 Asset Management LLC, as special servicer and LaSalle Bank National Association., as trustee.

10.1             Mortgage Loan Purchase Agreement, dated as            (E)
                 of July 1, 2007 between JPMorgan Chase
                 Bank, National Association and J.P. Morgan
                 Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National
                 Association.

10.2             Mortgage Loan Purchase Agreement, dated as            (E)
                 of July 1, 2007, between UBS Real Estate
                 Securities Inc. and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp.,
                 relating to the mortgage loans sold to the depositor by UBS Real Estate Securities
                 Inc.

10.3             Mortgage Loan Purchase Agreement, dated as            (E)
                 of July 1, 2007, between Nomura Credit &
                 Capital, Inc. and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp.,
                 relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

10.4             Mortgage Loan Purchase Agreement, dated as            (E)
                 of March 1, 2007, between Eurohypo AG, New
                 York Branch and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp.,
                 relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

10.5             Mortgage Loan Purchase Agreement, dated as            (E)
                 of March 1, 2007, between Natixis Real
                 Estate Capital Inc., Natixis Commercial
                 Mortgage Funding, LLC and J.P. Morgan Chase
                 Commercial Mortgage Securities Corp.,
                 relating to the mortgage loans sold to the depositor by Natixis Real Estate Capital
                 Inc. and Natixis Commercial Mortgage
                 Funding, LLC.

10.6             Mortgage Loan Purchase Agreement, dated as            (E)
                 of July 1, 2007, among AIG Mortgage
                 Capital, LLC, SOME II, LLC and J.P. Morgan
                 Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and
                 SOME II, LLC.

10.7             ISDA Master Agreement relating to the Class           (E)
                 A-2FL Certificates, dated as of July 5,
                 2007, between JPMorgan Chase Bank, National
                 Association and J.P. Morgan Chase
                 Commercial Mortgage Securities Trust
                 2007-LDP11.

10.8             Schedule to the ISDA Master Agreement                 (E)
                 relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan
                 Chase Bank, National Association and J.P.
                 Morgan Chase Commercial Mortgage Securities
                 Trust 2007-LDP11.

10.9             Confirmation for U.S. Dollar Interest Rate            (E)
                 Swap Transaction under 1992 Master
                 Agreement relating to the Class A-2FL
                 Certificates, dated as of July 5, 2007,
                 between JPMorgan Chase Bank, National
                 Association and J.P. Morgan Chase
                 Commercial Mortgage Securities Trust
                 2007-LDP11.